Exhibit 99.1

Carpenter Technology Corporation 4th Quarter and Fiscal Year 2018 Earnings Call August 2, 2018

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017, Form 10-Q for the quarters ended September 30, 2017, December 31, 2017, and March 31, 2018 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2018 CRS Holdings, Inc. All rights reserved 2

4th Quarter and Fiscal Year 2018 Summary Tony Thene President and Chief Executive Officer

Safety is Our Highest Value 3.7 3.3 © 2018 CRS Holdings, Inc. All rights reserved 4 Total Case Incident Rate (TCIR) 4.8 3.9 3.9 3.5 2.12.22.0 1.1 FY09FY10FY11FY12FY13FY14FY15FY16FY17FY18

Fiscal Year 2018 Summary to meet growing customer demand through acquisition of CalRAM, exclusive license for meltless titanium capital expenditures for soft magnetics portfolio © 2018 CRS Holdings, Inc. All rights reserved 5 Execution of strategy, increased customer focused solutions and strong market demand drove best operating income performance in four years Significantly expanded customer relationships via market share gains with new and existing customers Application of Carpenter Operating Model focused on unlocking capacity Significantly strengthened additive manufacturing (AM) capabilities technology and Emerging Technology Center Announced reinvestment of cash savings from tax legislation into growth Submitted majority of Aerospace Vendor Approved Processes (VAP) for Athens facility and subsequently received specific approvals Continued to return capital directly to shareholders while investing in core growth areas Solutions-Focused Strategy, Implementation of the Carpenter Operating Model and Investments in Core Growth Areas Strengthen Long-Term Growth Outlook

4th Quarter Summary market diversity and robust engine platform ramp; 8th consecutive quarter horizontal rig count Operations (SAO) since Q4-13 © 2018 CRS Holdings, Inc. All rights reserved 6 Reported EPS of $0.88, adjusted EPS of $0.87 – strongest quarterly operating income performance since Q4-14 Backlog up 5% sequentially and 30% year-over-year All end-use markets generated year-over-year revenue growth Well positioned in Aerospace and Defense end-use market given sub-of sequential backlog growth Oil & gas growth continues to outpace the North American directional & Best quarterly operating income performance for Specialty Alloys Performance Engineered Products (PEP) performance driven by strong demand for titanium solutions and continued improvement at Amega West Athens VAP qualifications continue with additional approvals Continue to focus emphasis on core strategic growth areas including advancements in additive manufacturing space Strong Finish to a Successful Year Driven By Solutions-Focused Approach, Enhanced Manufacturing Processes and Improving Market Demand

Q4-18 End-Use Market Highlights

		Q4-18 Net Sales ex. Surcharge ($M)*		vs. Q4-17	vs. Q3-18	Comments
	Aerospace and Defense	260.7	53%	+13%	0%	▪ Strong year-over-year (YoY) performance driven by all sub-markets except for fastener (Dynamet fire impact) ▪ Engine demand remains strong with double digit YoY growth ▪ Sequential demand remains strong across sub-markets, strong defense growth offsetting minimal decline in fastener and structural sub-markets
	Energy	40.2	8%	+16%	+21%	▪ North American directional rig count up 17% YoY but down 6% sequentially ▪ Oil & gas sub-market up 17% YoY and 20% sequentially due to improving demand for materials and replacement activity by service companies ▪ Power generation continues to face industry headwinds
	Transportation	33.7	7%	+5%	0%	▪ YoY performance driven by healthy heavy duty truck demand and stronger mix of high temperature alloys ▪ Sequential performance flat versus strong Q3 influenced by timing of orders
	Medical	41.1	8%	+14%	+9%	▪ YoY demand growth and share gains in all sub-markets especially cardiology and orthopedics ▪ Sequential sales improved due to higher demand of high value cobalt materials
	Industrial and Consumer	81.9	17%	+8%	+13%	▪ Double digit YoY and sequential growth in Industrial from continued market share gains and demand for select applications (e.g., pumps & valves) ▪ Consumer down YoY, but up sequentially primarily driven by demand for certain sporting goods applications

Sales ex-surcharge up 13% year-over-year and up 5% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

4th Quarter Financial Overview and Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary Change *Detailed schedule included in Non-GAAP Schedules in Appendix © 2018 CRS Holdings, Inc. All rights reserved 9 Execution and market demand driving strongest quarterly operating income performance since Q4-14 $ Millions , except pounds and per-s hare am ounts Q4-17 Q3-18 Q4-18 Sequential Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Operating Income Special Items * Operating Income ex. Pension EID and Special Items * % of Sales ex. Surcharge Effective Tax Rate Net Income Diluted Earnings per Share Adjusted Diluted Earnings per Share * 65,610 68,898 572.2 472.5 96.0 50.8 45.2 - 45.7 9.7% 19.9% 30.2 $0.63 $0.60 73,114 618.0 494.5 114.9 55.5 59.4 - 59.9 12.1% 20.0% 42.8 $0.88 $0.87 4,216 45.8 22.0 18.9 4.7 14.2 - 14.2 +2.4pts +0.1pts 12.6 $0.25 507.7 438.9 92.7 44.9 44.6 3.2 53.4 12.2% 33.1% 25.5 $0.54 $0.58 $0.27

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix © 2018 CRS Holdings, Inc. All rights reserved 10 Strong free cash flow generation while investing for growth Cash Available Borrowing Under Credit Facility 66 394 25 391 21 385 47 394 56 394 Total Liquidity 460 416 406 441 450 $ MillionsFY17 Q1-18 Q2-18 Q3-18 Q4-18 FY18 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash Provided From (Used For) Operating Activities Purchases of Property, Equipment and Software Acquisition/Divestiture of Businesses, net Dividends Paid Other 274 (75) 31 61 (46) (18) 62 (35) (1) 67 41 (34) 89 40 (10) 278 - (62) (44) (100) (64) (4) (36) (1) 7 (1) 31 (1) (62) (7) 130 (99) (23) (34) 9 (7) (29) - (9) - 25 (27) - (9) - 73 (25) (13) (9) 9 119 (54) - (9) - 209 (135) (13) (34) 8 Free Cash Flow * (17) (45) (11) 35 56 35

SAO Segment Summary

Q4 Operating Results

	Q4-17	Q3-18	Q4-18	vs Q4-17	vs Q3-18
Pounds ('000)	63,062	66,866	70,190	7,128	3,324
Net Sales ($M)	414.6	482.4	518.3	103.7	35.9
Sales ex. Surcharge ($M)	345.3	381.3	395.3	50.0	14.0
Operating Income ($M)	59.7	58.0	74.1	14.4	16.1
% of Net Sales	*14.4%*	*12.0%*	*14.3%*	*-0.1 pts*	*+2.3 pts*
% of Sales ex. Surcharge	*17.3%*	*15.2%*	*18.7%*	*+1.4 pts*	*+3.5 pts*

Q4 Business Results

- Higher demand across all end-use markets drove strong volume growth
- Significant operating margin improvements
- Carpenter Operating Model delivering manufacturing improvements
- Strongest operating income performance since Q4-13

Q1-19 Outlook

- Macro-demand signals across end-use markets strong
- Traditional preventative maintenance limiting production days
- Operating income down ~15-20% sequentially, but up ~20-25% versus Q1-18
- Expected to be best first quarter since FY14

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary

Q4 Operating Results

	Q4-17	Q3-18	Q4-18	vs Q4-17	vs Q3-18
Pounds* ('000)	3,298	2,946	2,636	(662)	(310)
Net Sales ($M)	106.2	107.9	116.3	10.1	8.4
Sales ex. Surcharge ($M)	105.9	107.5	113.7	7.8	6.2
Operating Income ($M)	5.8	5.4	7.9	2.1	2.5
% of Net Sales	*5.5%*	*5.0%*	*6.8%*	*+1.3 pts*	*+1.8 pts*
% of Sales ex. Surcharge	*5.5%*	*5.0%*	*6.9%*	*+1.4 pts*	*+1.9 pts*

Q4 Business Results

- Continued strong demand for titanium products in Medical end-use market
- Amega West achieved fourth consecutive profitable quarter
- Amega West strengthening both in manufacturing and rental activity

Q1-19 Outlook

- Further strong demand for titanium products
- Continued favorable market conditions for the oil & gas sub-market
- Ongoing operational headwinds relating to fire restoration
- Operating income up ~15% sequentially

* Pounds related to manufactured pounds for Dynamet and Carpenter Powder Products only

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Selected Fiscal Year 2019 Guidance © 2018 CRS Holdings, Inc. All rights reserved 13 $ Millions FY18 FY19 Estimated Depreciation and Amortization Capital Expenditures Pension Contributions Pension Expense Interest Expense Effective Tax Rate 117 135 7 14 28 (18)% ~120 ~190 6 11 ~28 24% - 26%

4th Quarter and Fiscal Year 2018 Closing Comments Tony Thene President and Chief Executive Officer

Additive Manufacturing (AM) Evolution

FY 2017

CARPENTER
Powder Products

- Metallurgical expertise and feedstock supplier (powder, wire)



- Puris acquisition and development of Puris 5+ titanium powder



- Established AM solutions focused strategy and strategic partnership

FY 2018

CalRAM
A Carpenter Company

- Added part design and production via CalRAM
- Exclusive meltless titanium powder license
- Established AM Technology Center (Reading, PA)
- Small-scale solutions provider for customers (e.g., oil & gas)


Application Requirements
ALLOYS
PRODUCTION
POWDER
POST PROCESSING
PRINT PARAMETERS
ADDITIVE DESIGN

FY 2019 & Beyond

CARPENTER
Additive

- Rapidly evolving to offer end-to-end solutions - advancing AM across industries



- Emerging Technology Center to be added at Athens, AL campus



- Founding partner in GE Additive's Manufacturing Partner Network
- Potential further portfolio actions

© 2018 CRS Holdings, Inc. All rights reserved
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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Closing Comments  Generated consistent backlog growth, deepened our customer new engine platforms delivering significant growth incremental capacity gains  Investment in Emerging Technology Center builds upon commitment to in strategic growth areas while maintaining direct returns to shareholders © 2018 CRS Holdings, Inc. All rights reserved 16 Strongest operating income since Q4-14 marked end to successful year relationships and unlocked new product opportunities Diverse Aerospace and Defense portfolio including participation on all Carpenter Operating Model capturing manufacturing efficiencies and Continued progress with customers on Athens VAP qualifications core growth areas including additive manufacturing and soft magnetics Balance sheet and free cash flow profile allows for continued investment Delivering Solid Financial Performance and Strengthening our Position as a Solutions Provider While Improving our Manufacturing Capabilities and Enhancing our Long-Term Growth Profile

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's Board of Directors and others. * Discrete income tax charge recorded in Q1-17 as a result of decision to make a voluntary pension contribution paid in October 2016. © 2018 CRS Holdings, Inc. All rights reserved 18 $ Millions except per share amountsQ4-17 Q3-18 Q4-18 FY17 FY18 Net Income Diluted Earnings per Share Special Items Loss on divestiture of business, net of tax Pension curtailment charge, net of tax Income tax item * Impact of US tax reform and other legislative changes Special Items 25.5 $ 0.54 30.2 $ 0.63 42.8 $ 0.88 47.0 $ 0.99 188.5 $ 3.92 2.1 - - - - - - (1.6) - - - (0.7) 2.1 0.4 2.1 - - - - (68.3) 2.1 (1.6) (0.7) 4.6 (68.3) Net Income excluding Special Items Adjusted Diluted Earnings per Share 27.6 $ 0.58 28.6 $ 0.60 42.1 $ 0.87 51.6 $ 1.08 120.2 $ 2.50

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue and Pension Earnings, Interest and Deferrals ("Pension EID") and Special Items

$ Millions	Q4-17	Q3-18	Q4-18	FY17	FY18
Net sales	507.7	572.2	618.0	1,797.6	2,157.7
Less: surcharge revenue	68.8	99.7	123.5	239.2	365.4
Consolidated Net Sales Excluding Surcharge	438.9	472.5	494.5	1,558.4	1,792.3
Operating income	44.6	45.2	59.4	97.2	187.1
Pension EID	5.6	0.5	0.5	23.8	2.1
Operating Income Excluding Pension EID	50.2	45.7	59.9	121.0	189.2
Loss on divestiture of business	3.2	-	-	3.2	-
Pension curtailment charge	-	-	-	0.5	-
Special Items	3.2	-	-	3.7	-
Operating Income Excluding Surcharge, Pension EID and Special Items	53.4	45.7	59.9	124.7	189.2
Operating Margin	8.8%	7.9%	9.6%	5.4%	8.7%
Operating Margin Excluding Surcharge and Pension EID and Special Items	12.2%	9.7%	12.1%	8.0%	10.6%

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management also believes that removing the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's Board of Directors and others.

© 2018 CRS Holdings, Inc. All rights reserved

CARPENTER WHEN PERFORMANCE IS EVERYTHING

19

Non-GAAP Schedules (Unaudited) Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. © 2018 CRS Holdings, Inc. All rights reserved 20 $ Millions Q4-17 Q4-18 YTD FY17 YTD FY18 Net cash provided from operating activities Purchases of property, equipment and software Proceeds from divestiture of business Proceeds from disposals of property and equipment and assets held for sale Proceeds from note receivable from sale of equity method investment Acquisition of business Dividends paid 94.0 (35.4) 12.0 2.5 - - (8.5) 118.5 130.3 (98.5) 12.0 2.5 6.3 (35.3) (34.1) 209.2 (54.0) (135.0) - - - 1.9 - 6.3 - (13.3) (8.6) (34.4) Free Cash Flow 64.6 55.9 (16.8) 34.7